Exhibit 10.1.4

EXECUTION COPY

PNG COMPANIES LLC

FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of December 12, 2013

Re:     $150,000,000 2.43% Series 2013-A Senior Secured Notes,

Tranche 1, due December 19, 2017

$150,000,000 4.10% Series 2013-A Senior Secured Notes,

Tranche 2, due December 19, 2023

$114,000,000 4.25% Series 2013-A Senior Secured Notes,

Tranche 3, due December 19, 2025

PNG COMPANIES LLC

375 North Shore Drive, Suite 600

Pittsburgh, PA 15212

Dated as of

December 12, 2013

To the Purchasers listed in

  the attached Schedule A hereto

Ladies and Gentlemen:

This First Supplement to Note Purchase Agreement (this “First Supplement”) is between PNG COMPANIES LLC, a Delaware limited liability company (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Note Purchase Agreement dated as of February 26, 2010 (as amended by that certain First Amendment to Note Purchase Agreement dated as of August 10, 2011 and that certain Second Amendment to Note Purchase Agreement dated as of August 22, 2013, the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 2.2(c)(2) of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchasers as follows:

1. The Company has authorized the issue and sale of $414,000,000 aggregate principal amount of its Series 2013-A Senior Secured Notes consisting of (a) $150,000,000 aggregate principal amount of its 2.43% Series 2013-A Senior Secured Notes, Tranche 1, due December 19, 2017 (the “Series 2013-A Tranche 1 Notes”), (b) $150,000,000 aggregate principal amount of its 4.10% Series 2013-A Senior Secured Notes, Tranche 2, due December 19, 2023 (the “Series 2013-A Tranche 2 Notes”) and (c) $114,000,000 aggregate principal amount of its 4.25% Series 2013-A Senior Secured Notes, Tranche 3, due December 19, 2025 (the “Series 2013-A Tranche 3 Notes”). The Series 2013-A Tranche 1 Notes, the Series 2013-A Tranche 2 Notes and the Series 2013-A Tranche 3 Notes are collectively referred to as the “Series 2013-A Notes.” The Series 2013-A Notes, together with the Series 2010-A Notes initially issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to

Section 13 of the Note Purchase Agreement). The Series 2013-A Tranche 1 Notes, the Series 2013-A Tranche 2 Notes and the Series 2013-A Tranche 3 Notes shall be substantially in the form set out in Exhibit 1(a), Exhibit 1(b) and Exhibit 1(c) hereto, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company will issue and sell to each Purchaser, at the Closing provided for in Section 3, and each Purchaser will purchase from the Company, Series 2013-A Notes of the tranche and in the principal amount specified opposite such Purchaser’s name in Schedule A hereto at a price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and no Purchaser shall have any obligation or any liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

3. The execution and delivery of this First Supplement shall occur on December 12, 2013 (the “Execution Date”). The sale and purchase of the Series 2013-A Notes to be purchased by each Purchaser shall occur at the offices of Schiff Hardin LLP, 666 Fifth Avenue, 17th Floor, New York, New York 10103 at 11:00 a.m. New York, New York time, at a closing (the “Closing”) on December 19, 2013 or on such other Business Day thereafter on or prior to February 7, 2014 as may be agreed upon by the Company and the Purchasers (the “Closing Date”). At the Closing, the Company will deliver to each Purchaser the Series 2013-A Notes of each tranche to be purchased by such Purchaser in the form of a single Series 2013-A Note of such tranche (or such greater number of Series 2013-A Notes of such tranche in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account designated by the Company in accordance with the funding instructions described in Section 4(m). If, at the Closing, the Company shall fail to tender such Series 2013-A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this First Supplement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. The obligation of each Purchaser to purchase and pay for the Series 2013-A Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the following conditions:

(a) Except as deemed modified or substituted and replaced by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be true and correct as of the Execution Date and as of the Closing Date.

(b) The Company shall have performed and complied with all agreements and conditions contained in the Note Purchase Agreement as supplemented by the First Supplement and the Security Documents required to be performed or complied with by it prior to or on the Closing Date and from the date of the First Supplement to the Closing

Date, and after giving effect to the issue and sale of the Series 2013-A Notes (and the application of the proceeds thereof as contemplated by Section 5.14 of Exhibit A hereto), no Default or Event of Default shall have occurred and be continuing and no waiver of Default or Event of Default shall be in effect.

(c) The Company shall have delivered to such Purchaser:

(i) an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4(a), (b) and (l) have been fulfilled;

(ii) an Officer’s Certificate executed by a duly authorized Senior Financial Officer stating that such officer has reviewed the provisions of the Note Purchase Agreement (including this First Supplement) and setting forth the information and computations (in sufficient detail) required to establish whether after giving effect to the issuance of the Series 2013-A Notes and after giving effect to the application of the proceeds thereof, the Company will be in compliance with the requirements of Sections 10.1, 10.2 and 10.3 of the Note Purchase Agreement on such date; and

(iii) a certificate of its Secretary, Assistant Secretary or other officer, dated the Closing Date, certifying as to the resolutions attached thereto and other limited liability company proceedings relating to the authorization, execution and delivery of the Series 2013-A Notes and this First Supplement.

(d) Each Security Document shall be in full force and effect and such Purchaser shall have received a duly executed copy thereof. The Company shall have delivered any certificates representing the issued and outstanding Capital Stock pledged under the Security Documents and instruments of assignment executed in blank to the Collateral Agent. Pursuant to the Security Documents, the Collateral Agent, for the equal and ratable benefit of the Purchasers, the other holders of Notes and the Lenders, shall have a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted to be prior pursuant to Section 10.4 of the Note Purchase Agreement). Such Purchaser shall have received the results of a recent Lien search with respect to the Company, and such search shall reveal no Liens on any of the assets of the Company except for Liens permitted by Section 10.4 of the Note Purchase Agreement or discharged on or prior to the Closing Date pursuant to documentation satisfactory to such Purchaser.

(e) Each Purchaser shall have become a party to the Intercreditor Agreement pursuant to a Joinder to Intercreditor Agreement in the form attached thereto.

(f) Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the Closing Date (i) from O’Melveny & Myers LLP, counsel for the Company, covering the matters set forth in Exhibit 4(f)(i) to this First Supplement and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser),

(ii) from Post & Schell P.C., special Pennsylvania counsel for the Company, covering the matters set forth in Exhibit 4(f)(ii) to this First Supplement and covering such other matters incident to the transactions contemplated hereby as such Purchaser or special counsel to the Purchasers may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser) and (iii) from Schiff Hardin LLP, special counsel to the Purchasers in connection with such transactions, substantially in the form set forth in Exhibit 4(f)(iii) to this First Supplement and covering such other matters incident to such transactions as such Purchaser may reasonably request.

(g) On the Closing Date, such Purchaser’s purchase of Series 2013-A Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by any Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

(h) Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series 2013-A Notes to be purchased by it at the Closing as specified in Schedule A to this First Supplement.

(i) Without limiting the provisions of Section 15.1 of the Note Purchase Agreement, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of special counsel to the Purchasers referred to in Section 4(f)(iii) to the extent reflected in a statement of such counsel rendered to the Company at least two Business Days prior to the date of the Closing.

(j) A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for each tranche of the Series 2013-A Notes.

(k) All consents, authorizations and approvals (including, without limitation, shareholders’ consents) from, and all declarations, filings and registrations with, all Governmental Authorities or third parties that are necessary in connection with the Equitable Transaction and the issuance and sale of the Series 2013-A Notes and the other transactions contemplated hereby shall have been obtained, or made, and remain in full force and effect, free of any term, condition, restriction, imposed liability that is or any other provisions that are materially adverse to the operations and business of Peoples. Such Purchaser shall have received copies of any such consents, authorizations, declarations, filings and registrations issued by federal, Commonwealth of Pennsylvania, State of West Virginia and Commonwealth of Kentucky Governmental Authorities.

(l) The Company shall not have changed its jurisdiction of formation or organization, as applicable, or, except for the Equitable Transaction, been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 to this First Supplement.

(m) At least three Business Days prior to the date of Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company directing the manner of the payment of funds and setting forth (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number, (iii) the account name and number into which the purchase price for the Series 2013-A Notes is to be deposited and (iv) the name and telephone number of the account representative responsible for verifying receipt of such funds.

(n) Such Purchaser shall have received a copy of (i) a ratings letter from at least one Rating Agency assigning the Series 2013-A Notes an Investment Grade Rating and (ii) letters from at least two Rating Agencies reaffirming that, immediately after giving effect to the issuance of the Series 2013-A Notes, the Notes (including the Series 2013-A Notes) shall be rated at least the same rating as the Notes were rated immediately prior to such issuance.

(o) The Note Purchase Agreement shall not have been amended, waived or otherwise modified subsequent to the date of the Memorandum except for amendments, waivers or modifications which are reasonably acceptable to such Purchaser.

(p) The Equitable Transaction shall have been consummated (prior to or simultaneously with the purchase and sale of the Series 2013-A Notes hereunder) in all material respects in accordance with the terms of the Equitable Acquisition Documentation after giving effect to any modifications, amendments, consents or waivers thereto reasonably acceptable to such Purchaser. Such Purchaser shall have received a copy of the Equitable Acquisition Documentation, including all amendments or supplements thereto, certified by an officer of the Company to be true and correct and in full force and effect as of the date of the Closing.

(q) All limited liability company and other proceedings in connection with the transactions contemplated by this First Supplement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and special counsel to the Purchasers, and such Purchaser and special counsel to the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or special counsel to the Purchasers may reasonably request.

(r) The Company shall have delivered to each holder of Series 2010-A Notes (i) a copy of the Officer’s Certificate referenced in clause (c)(ii) above and (ii) the ratings reaffirmation letters referenced in clause (n)(ii) above.

5. The following provisions shall apply to the Series 2013-A Notes:

(a) Pre-funding of Purchase Price of Series 2013-A Notes. Subject to the provisions of this Section 5(a), upon written notice from the Company to each Purchaser made at least three Business Days prior to the required funding date as further described under clause (3) below, each Purchaser agrees to fund the purchase price of the Series 2013-A Notes to be purchased by such Purchaser to the Escrow Account (as defined below) up to two Business Days prior to the anticipated closing date of the Equitable Transaction. Such notice shall state: (1) that such notice is being given by the Company in accordance with this Section 5(a), (2) the expected closing date of the Equitable Transaction, (3) the date the Purchasers are to deposit the purchase price of the Series 2013-A Notes into the Escrow Account which shall be a Business Day no more than two Business Days prior to the date specified in clause (2) above, (4) the wire instructions for funding such amounts which shall include: (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number, (iii) the account name and number into which the purchase price for the Series 2013-A Notes is to be deposited and (iv) the name and telephone number of the account representative responsible for verifying receipt of such funds and (5) in connection with such election, the Company agrees (i) to pay a fee on all amounts deposited in the Escrow Account equal to the interest that would have accrued on such amounts (at the rate applicable to the Series 2013-A Notes which are scheduled to be purchased by such Purchaser with such amounts) from the date such amounts are deposited into the Escrow Account until the earlier of (x) the date the conditions to the issuance and sale of the Series 2013-A Notes set forth in Section 4 of this First Supplement have been satisfied and the issuance and sale of the Series 2013-A Notes occurs and (y) the date the amounts deposited are returned to the Purchasers and (ii) solely in the event the amounts deposited into the Escrow Account are returned to the Purchasers, to pay each Purchaser an additional fee equal to 1.00% of the amount which such Purchaser deposited into the Escrow Account. Any amounts payable by the Company pursuant to clause (5) of the preceding sentence shall be paid (a) in the event the conditions to the issuance and sale of the Series 2013-A Notes are satisfied and the issuance and sale of the Series 2013-A Notes occurs, on the first interest payment date for the Series 2013-A Notes and (b) in the event the amounts deposited in the Escrow Account are returned to the Purchasers, within five Business Days of the date such amounts are returned.

For purposes of this Section 5(a), the following terms shall have the following meanings:

“Escrow Account” shall mean an escrow account established for the sole benefit of the Purchasers with an escrow agent (the “Escrow Agent”) acceptable to the Purchasers pursuant to the Escrow Agreement.

“Escrow Agreement” shall mean an escrow agreement in form and substance acceptable to the Purchasers which shall provide, among other things, that (1) the Escrow Account shall be for the sole benefit of the Purchasers of the Series 2013-A Notes, (2) amounts on deposit in the Escrow Account may only be used to either (i) pay the purchase price of the Series 2013-A Notes upon satisfaction of the conditions set forth in Section 4 of this First Supplement or (ii) if the conditions to the issuance and sale of the Series 2013-A Notes are not satisfied within 10 Business Days from the date such amounts were deposited in the Escrow Account, returned to the applicable Purchaser and (3) the costs and expenses of the Escrow Agent, the Escrow Agreement and the Escrow Account shall be paid by the Company.

(b) Required Prepayments for the Series 2013-A Notes. As provided therein, the Series 2013-A Notes shall not be subject to any required prepayments and the entire unpaid principal amount of each Series 2013-A Note shall be due and payable on the stated maturity date thereof.

(c) Default Rate for the Series 2013-A Notes. “Default Rate” shall mean, with respect to any Series 2013-A Note, that rate of interest that is the greater of (1) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of such Series 2013-A Note or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A., in New York, New York as its “base” or “prime” rate.

(d) Make-Whole Amount and Modified Make-Whole Amount for the Series 2013-A Notes. The terms “Make-Whole Amount” and “Modified Make-Whole Amount” shall mean, with respect to any Series 2013-A Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2013-A Note over the amount of such Called Principal, provided that neither the Make-Whole Amount nor the Modified Make-Whole Amount may in any event be less than zero. For the purposes of determining the Make-Whole Amount and Modified Make-Whole Amount, the following terms have the following meanings:

“Applicable Percentage” in the case of a computation of the Modified Make-Whole Amount for purposes of Section 8.8 of the Note Purchase Agreement shall mean 1.00% (100 basis points), and in the case of a computation of the Make-Whole Amount for any other purpose shall mean 0.50% (50 basis points).

“Called Principal” shall mean, with respect to any Series 2013-A Note, the principal of such Series 2013-A Note that is to be prepaid pursuant to Section 8.2 or Section 8.8 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

“Discounted Value” shall mean, with respect to the Called Principal of any Series 2013-A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series 2013-A Note is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” shall mean, with respect to the Called Principal of any Series 2013-A Note, the Applicable Percentage over the yield to maturity implied by (a) the yields reported as of 10:00 a.m. (New York, New York time) on the second Business Day preceding the Settlement Date with respect to such Called Principal on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury Securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury Securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (a) or clause (b), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (i) the applicable actively traded on the run U.S. Treasury Security with the maturity closest to and greater than such Remaining Average Life and (ii) the applicable actively traded on the run U.S. Treasury Security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of such Series 2013-A Note.

“Remaining Average Life” shall mean, with respect to any Called Principal of any Series 2013-A Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” shall mean, with respect to the Called Principal of any Series 2013-A Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series 2013-A Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, Section 8.8 or Section 12.1 of the Note Purchase Agreement.

“Settlement Date” shall mean, with respect to the Called Principal of any Series 2013-A Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.8 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

(e) Financial Statements of the Equitable Companies. So long as any Series 2013-A Note remains outstanding, notwithstanding anything contained in Section 7.1 of the Note Purchase Agreement, if as of the last day of any fiscal quarter or fiscal year of the Company the Equitable Companies have not been merged into Peoples, then, within the respective periods provided in Section 7.1(a) and (b) of the Note Purchase Agreement, the Company shall deliver to each holder of Notes that is an Institutional Investor, financial statements of the character and for the dates and periods as in said Sections 7.1(a) and (b) of the Note Purchase Agreement for such fiscal quarter or fiscal year, as applicable, covering the Equitable Companies other than the Immaterial PNG Subsidiaries (but only to the extent such Equitable Company has not merged with and into Peoples) (on a consolidated basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of the Equitable Companies to the financial statements delivered pursuant to Sections 7.1(a) and (b) of the Note Purchase Agreement.

(f) Addition to the Definition of “Change of Control”. So long as any Series 2013-A Note remains outstanding, it shall constitute a Change of Control under the Note Purchase Agreement if Peoples shall cease to directly own and control 100% of the economic and voting interests of each Equitable Company other than the Immaterial PNG Subsidiaries (but only to the extent such Equitable Company has not merged with and into Peoples).

(g) Additional Definitions.

“EQT Acquisition” shall mean the acquisition by the Company of all of the stock of the Equitable Companies pursuant to the EQT Acquisition Documentation.

“Equitable Acquisition Documentation” shall mean the Master Purchase Agreement dated as of December 19, 2012 among the Company, EQT Corporation and Distribution Holdco, LLC and the Asset Exchange Agreement dated as of December 19, 2012 between the Company and EQT Corporation and all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith.

“Equitable Companies” shall mean Equitable Gas Company, LLC and Equitable Homeworks, LLC; provided that after the effectiveness of the EQT Acquisition, the assets and liabilities of the referenced entities may be transferred among such entities and several other wholly-owned Subsidiaries of the Company, in which case, “Equitable Companies” shall mean all such entities.

“Immaterial PNG Subsidiaries” shall mean (a) Peoples Gas KY LLC, a Kentucky limited liability company, (but only if it holds no assets or substantially all of its assets consist of the jurisdictional assets located in Kentucky which were acquired in connection with the EQT Acquisition), (b) Peoples Gas WV LLC, a West Virginia limited liability company, (but only if it holds no assets or substantially all of its assets consist of the jurisdictional assets located in West Virginia which were acquired in connection with the EQT Acquisition), (c) Equitable Homeworks, LLC (but only if such entity does not acquire additional material assets after the consummation of the EQT Acquisition), (d) PNG Gathering LLC, a Delaware limited liability company, (but only if it holds no assets or substantially all of its assets consist of the jurisdictional assets located in Pennsylvania which were acquired in connection with the EQT Acquisition and solely relate to the Goodwin and Tombaugh gathering systems), (e) Peoples Midstream Holdings, LLC, a Pennsylvania limited liability company, (but only if it holds no assets), and (f) Peoples Homeworks LLC, a Delaware limited liability company, (but only if it holds no assets or substantially all of its assets consist of the assets of Equitable Homeworks, LLC, to the extent Equitable Homeworks, LLC, would constitute an Immaterial PNG Subsidiary pursuant to clause (c) above).

(h) Amendments to Note Purchase Agreement after Payment of Series 2010-A Notes. The Note Purchase Agreement is hereby amended as follows, and such amendments shall become effective automatically upon the payment in full of the Series 2010-A Notes:

(i) Section 2.2(c)(1) of the Note Purchase Agreement shall be amended by deleting the reference to “10.1,” contained therein.

(ii) Section 7.2(a) of the Note Purchase Agreement shall be amended by deleting the reference to “Section 10.1 through Section 10.3, inclusive,” contained therein and inserting “Section 10.2, Section 10.3” in lieu thereof.

(iii) Section 10.1 of the Note Purchase Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

“Section 10.1 [Reserved].”

(iv) Section 10.5(b) of the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

(b) so long as no Default or Event of Default shall have occurred and be continuing and the Company shall be in pro forma compliance with the provisions of Sections 10.2 and 10.3 both immediately before and immediately after giving effect thereto, the Company may pay dividends (or otherwise effectuate distributions) to HoldCo; and

(v) The definition of “Consolidated Debt” contained in Schedule B to the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

“Consolidated Debt” shall mean, at any date, the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided that for purposes of calculating compliance with the financial covenant set forth in Section 10.2, any Working Capital Loans in excess of $12,500,000 in the aggregate but less than or equal to $225,000,000 (or such other amount of Working Capital Loans that is then excluded as Indebtedness for purposes of determining compliance with any leverage ratio financial covenant under the Credit Agreement at such time) in the aggregate shall not be included as “Consolidated Debt.”

(vi) The definition of “HoldCo Consolidated Debt” contained in Schedule B to the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

“HoldCo Consolidated Debt” shall mean, at any date, the aggregate principal amount of all Indebtedness of HoldCo and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided that for purposes of calculating the HoldCo Consolidated Debt to Capitalization Ratio, any Working Capital Loans in excess of $12,500,000 in the aggregate but less than or equal to $225,000,000 (or such other amount of Working Capital Loans that is then excluded as Indebtedness for purposes of determining compliance with any leverage ratio financial covenant under the Credit Agreement at such time) in the aggregate shall not be included as “HoldCo Consolidated Debt.”

(vii) Clause (j) of the definition of “Permitted Acquisition” contained in Schedule B to the Note Purchase Agreement shall be amended and restated in its entirety to read as follows:

(j) the Company shall be in pro forma compliance with the provisions of Sections 10.2 and 10.3 both immediately before and immediately after giving effect thereto.

(viii) Schedule B to the Note Purchase Agreement shall be amended by deleting the definition of “Consolidated Interest Expense” in its entirety.

6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct as of the Execution Date and as of the Closing Date with respect to the purchase of the Series 2013-A Notes by such Purchaser with the same force and effect as if each reference to “Series 2010-A Notes” contained therein was modified to refer to the “Series 2013-A Notes”.

7. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as supplemented by this First Supplement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

8. All references in the Note Purchase Agreement and all other instruments, documents and agreements relating to, or entered into in connection with the foregoing documents and agreements, to the Note Purchase Agreement shall be deemed to refer to the Note Purchase Agreement, as supplemented by this First Supplement.

9. Except as expressly supplemented by this First Supplement, all terms and provisions of the Note Purchase Agreement remain unchanged and continue, unabated, in full force and effect and the Company hereby reaffirms its obligations and liabilities under the Note Purchase Agreement.

10. This First Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

11. Any provision of this First Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

12. All covenants and other agreements contained in this First Supplement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

13. This First Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

The execution hereof shall constitute a contract between the Company and the Purchasers for the uses and purposes hereinabove set forth.

PNG COMPANIES LLC

By	/s/ Preston Poljak
Name:	Preston Poljak
Title:	Vice President and Treasurer

Signature Page to First Supplement to Note Purchase Agreement

This Agreement is hereby accepted

and agreed to as of the date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By	/s/ David A. Barras
Name:	David A. Barras
Title:	Authorized Representative

This Agreement is hereby accepted

and agreed to as of the date thereof.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By:	Metropolitan Life Insurance Company, its Investment Manager

METROPOLITAN LIFE INSURANCE COMPANY

By:	/s/ C. Scott Inglis
Name:	C. Scott Inglis
Title:	Managing Director

This Agreement is hereby accepted

and agreed to as of the date thereof.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Diane W. Dales
Name:	Diane W. Dales
Title:	Assistant Secretary

By:	/s/ Cathy L. Schwartz
Name:	Cathy L. Schwartz
Title:	Assistant Secretary

This Agreement is hereby accepted

and agreed to as of the date thereof.

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY
By:	ING Investment Management LLC, as Agent

By	/s/ Paul Aronson
Name:	Paul Aronson
Title:	Senior Vice President

This Agreement is hereby accepted

and agreed to as of the date thereof.

THE PRUDENTIAL ASSURANCE COMPANY LIMITED
JACKSON NATIONAL LIFE INSURANCE COMPANY
By:	PPM America, Inc., as attorney in fact

By:	/s/ Elena Unger
Name:	Elena Unger
Title:	Assistant Vice President

This Agreement is hereby accepted

and agreed to as of the date thereof.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
MASSMUTUAL ASIA LIMITED
BANNER LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By	/s/ John B. Wheeler
Name:	John B. Wheeler
Title:	Managing Director

This Agreement is hereby accepted

and agreed to as of the date thereof.

AXA EQUITABLE LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

This Agreement is hereby accepted

and agreed to as of the date thereof.

GERBER LIFE INSURANCE COMPANY

By:	AllianceBernstein LP as Investment Adviser

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Senior Vice President

This Agreement is hereby accepted

and agreed to as of the date thereof.

NATIONWIDE MUTUAL INSURANCE COMPANY

By	/s/ Mary Beth Cadle
Name:	Mary Beth Cadle
Title:	Authorized Signatory

This Agreement is hereby accepted

and agreed to as of the date thereof.

KNIGHTS OF COLUMBUS

By	/s/ Charles E. Maurer, Jr.
Name:	Charles E. Maurer, Jr.
Title:	Supreme Secretary

This Agreement is hereby accepted

and agreed to as of the date thereof.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By	/s/ Stuart Shepetin
Name:	Stuart Shepetin
Title:	Investment Officer

This Agreement is hereby accepted

and agreed to as of the date thereof.

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY
By:	American United Life Insurance Company
Its:	Agent

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

UNITED FARM FAMILY LIFE INSURANCE COMPANY
By:	American United Life Insurance Company
Its:	Agent

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

This Agreement is hereby accepted

and agreed to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Alan P. Kress
Name:	Alan P. Kress
Title:	Counsel

By:	/s/ Adrienne L. McFarland
Name:	Adrienne L. McFarland
Title:	Counsel

This Agreement is hereby accepted

and agreed to as of the date thereof.

PRINCIPAL LIFE INSURANCE COMPANY, ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Alan P. Kress
Name:	Alan P. Kress
Title:	Counsel

By:	/s/ Adrienne L. McFarland
Name:	Adrienne L. McFarland
Title:	Counsel

This Agreement is hereby accepted

and agreed to as of the date thereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Gwendolyn S. Foster
Name:	Gwendolyn S. Foster
Title:	Senior Director

THE GUARDIAN LIFE INSURANCE & ANNUITY COMPANY, INC.

By	/s/ Gwendolyn S. Foster
Name:	Gwendolyn S. Foster
Title:	Senior Director

This Agreement is hereby accepted

and agreed to as of the date thereof.

MODERN WOODMAN OF AMERICA

By	/s/ D. P. Prior
Name:	D. P. Prior
Title:	National Secretary

This Agreement is hereby accepted

and agreed to as of the date thereof.

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By	/s/ Chris P. Gudmastad
Name:	Chris P. Gudmastad
Title:	Assistant Vice President Sentinel Asset Management

This Agreement is hereby accepted

and agreed to as of the date thereof.

THE PHOENIX INSURANCE COMPANY

By:	/s/ Annette M. Masterson
Name:	Annette M. Masterson
Title:	Vice President

This Agreement is hereby accepted

and agreed to as of the date thereof.

MUTUAL OF OMAHA INSURANCE COMPANY

BY:	/s/ Justin P. Kavan
NAME:	JUSTIN P. KAVAN
TITLE:	VICE PRESIDENT

UNITED OF OMAHA LIFE INSURANCE COMPANY

BY:	/s/ Justin P. Kavan
NAME:	JUSTIN P. KAVAN
TITLE:	VICE PRESIDENT

UNITED WORLD LIFE INSURANCE COMPANY

BY:	/s/ Justin P. Kavan
NAME:	JUSTIN P. KAVAN
TITLE:	AN AUTHORIZED SIGNER

This Agreement is hereby accepted

and agreed to as of the date thereof.

SBLI USA MUTUAL LIFE INSURANCE COMPANY, INC.
UNITEDHEALTHCARE INSURANCE COMPANY
WESTERN FRATERNAL LIFE ASSOICATION

By:	Advantus Capital Management, Inc.

By	/s/ Gregory Ortquist
Name:	Gregory Ortquist
Title:	Vice President

This Agreement is hereby accepted

and agreed to as of the date thereof.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name:	David Divine
Title:	Portfolio Manager

This Agreement is hereby accepted

and agreed to as of the date thereof.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Eve Hampton
Name:	Eve Hampton
Title:	Vice President, Investments

By:	/s/ Paul Runnalls
Name:	Paul Runnalls
Title:	Manager, Investments

INFORMATION RELATING TO PURCHASERS

Intentionally left blank

SCHEDULE A

(to First Supplement to Note Purchase Agreement)

Schedule 5.4

Subsidiaries

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
Peoples Natural Gas	Pennsylvania	100%	Directors:
Company LLC			1. Morgan O’Brien
			2. Christopher Kinney
			3. Dennis Mahoney
			4. John McGuire
			5. James Mahoney
			6. Victor Roque

			Senior Officers:
			1. Morgan O’Brien, President
			2. Preston Poljak, Vice President and Treasurer
			3. Kenneth Johnston, Senior Vice President and Chief Operations Officer
			4. Ruth DeLost, Senior Vice President and Chief Information Officer
			5. Joseph A. Gregorini, Vice President, Rates and Regulatory Affairs
			6. Carolyn B. Mckinney, Vice President, Human Resources
			7. Gregory A. Sciullo, Vice President and Controller
			8. Jon H. Skoog, Vice President, Gas Supply William H. Robert II, Secretary

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
Rager Mountain	Delaware	100%	Senior Officers:
Storage Company LLC			1. Christopher P. Kinney, Chairman and CEO
			2. Michael Cyrus, President and COO
			3. Kenneth Pereira, Vice President and Treasurer
			4. Clifford Losh, Vice President and Secretary
			5. Jason Francl, Vice President

Peoples Gas KY LLC	Kentucky	100%	Senior Officers:
			1. Morgan O’Brien, President
			2. Preston Poljak, Vice President and Treasurer
			3. Kenneth Johnston, Senior Vice President and Chief Operations Officer
			4. Ruth DeLost, Senior Vice President and Chief Information Officer
			5. Joseph A. Gregorini, Vice President, Rates and Regulatory Affairs
			6. Carolyn B. Mckinney, Vice President, Human Resources
			7. Gregory A. Sciullo, Vice President and Controller
			8. Jon H. Skoog, Vice President, Gas Supply
			9. William H. Robert II, Secretary

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
Peoples Gas WV LLC	West Virginia	100%	Senior Officers:
			1. Morgan O’Brien, President
			2. Preston Poljak, Vice President and Treasurer
			3. Kenneth Johnston, Senior Vice President and Chief Operations Officer
			4. Ruth DeLost, Senior Vice President and Chief Information Officer
			5. Joseph A. Gregorini, Vice President, Rates and Regulatory Affairs
			6. Carolyn B. Mckinney, Vice President, Human Resources
			7. Gregory A. Sciullo, Vice President and Controller
			8. Jon H. Skoog, Vice President, Gas Supply
			9. William H. Robert II, Secretary

PNG Gathering LLC	Delaware	100%	Senior Officers:
			1. Morgan O’Brien, President
			2. Preston Poljak, Vice President and Treasurer
			3. Kenneth Johnston, Senior Vice President and Chief Operations Officer

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
			4. Ruth DeLost, Senior Vice President and Chief Information Officer
			5. Joseph A. Gregorini, Vice President, Rates and Regulatory Affairs
			6. Carolyn B. Mckinney, Vice President, Human Resources
			7. Gregory A. Sciullo, Vice President and Controller
			8. Jon H. Skoog, Vice President, Gas Supply
			9. William H. Robert II, Secretary

Peoples Midstream	Pennsylvania	100%	Senior Officers:
Holdings, LLC			1. Morgan O’Brien, President
			2. Preston Poljak, Vice President and Treasurer
			3. Kenneth Johnston, Senior Vice President and Chief Operations Officer
			4. Ruth DeLost, Senior Vice President and Chief Information Officer
			5. Joseph A. Gregorini, Vice President, Rates and Regulatory Affairs
			6. Carolyn B. Mckinney, Vice President, Human Resources

Name	Jurisdiction	Percentage Owned by the Company	Directors and Senior Officers
			7. Gregory A. Sciullo, Vice President and Controller
			8. Jon H. Skoog, Vice President, Gas Supply
			9. William H. Robert II, Secretary

Peoples Homeworks	Delaware	100%	Senior Officers:
LLC			1. Morgan O’Brien, President
			2. Preston Poljak, Vice President and Treasurer
			3. Kenneth Johnston, Senior Vice President and Chief Operations Officer
			4. Ruth DeLost, Senior Vice President and Chief Information Officer
			5. Joseph A. Gregorini, Vice President, Rates and Regulatory Affairs
			6. Carolyn B. Mckinney, Vice President, Human Resources
			7. Gregory A. Sciullo, Vice President and Controller
			8. Jon H. Skoog, Vice President, Gas Supply
			9. William H. Robert II, Secretary

Schedule 5.5

Financial Statements

1.	Audited financial statements of the Company for the fiscal years ended (i) December 31, 2012 and (ii) December 31, 2011.

2.	Audited financial statements of the Company for the period from February 1, 2010 to December 31, 2010.

3.	Unaudited financial statement of the Company for the quarter ended September 30, 2013.

Schedule 5.15

Indebtedness

1.

The Company is obligated to make certain loan principal and interest payments pursuant to the Amended and Restated Credit Agreement, dated as of August 22, 2013, among the Company, the several banks and financial institutions parties thereto, Union Bank, N.A. and PNC Bank, National Association, as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent.

a.	Principal Amount Outstanding: $94,000,000 as of December 9, 2013

b.

Collateral: All collateral described in that certain Amended and Restated Security and Pledge Agreement, dated as of February 26, 2010 by and between the Company and JPMorgan Chase Bank, N.A., as successor collateral agent, as amended by Amendment No. 1, dated as of August 10, 2011.

2.	Note Purchase Agreement, dated as of February 26, 2010, between the Company and the Purchasers, as amended by Amendment No. 1, dated August 10, 2011 and Amendment No. 2, dated August 23, 2013.

a.	Principal Amount Outstanding: $411,000,000

b.

Collateral: All collateral described in that certain Amended and Restated Security and Pledge Agreement, dated as of February 26, 2010 by and between the Company and JPMorgan Chase Bank, N.A., as successor collateral agent, as amended by Amendment No. 1, dated as of August 10, 2011.

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that, except as hereinafter deemed modified or substituted and replaced pursuant to this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct as of the Execution Date and as of the Closing Date. For purposes of the representation and warranty set forth above, (a) each reference to “Series 2010-A Notes” set forth in Section 5 of the Note Purchase Agreement shall be deemed modified to refer to “Series 2013-A Notes,” each reference to “this Agreement” set forth in Section 5 of the Note Purchase Agreement shall be deemed modified to refer to “the Note Purchase Agreement as supplemented by the First Supplement” and each reference to “the Purchasers” set forth in Section 5 of the Note Purchase Agreement shall be deemed modified to refer to “the institutional investors named on Schedule A to the First Supplement”, (b) each reference to “Schedule 5.4” in Sections 5.4(b), 5.4(c) and 5.4(d) of the Note Purchase Agreement shall be deemed modified to refer to “Schedule 5.4 to the First Supplement” and (c) the corresponding sections of Section 5 of the Note Purchase Agreement are hereby substituted and replaced by the following:

Section 5.3 Disclosure. The Company, through its lead agents, Mitsubishi UFJ Securities (USA), Inc. and RBC Capital Markets, LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated October 2013 (the “Memorandum”), relating to the transactions contemplated by the First Supplement. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers and the financial statements listed in Schedule 5.5 to the First Supplement, delivered to the Purchasers by or on behalf of the Company (this Agreement, the Memorandum and such documents, certificates or other writings, the First Supplement and such financial statements delivered to each Purchaser prior to November 6, 2013 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Company to be reasonable at the time made, it being recognized by the holders of Notes that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. Except as disclosed in the Disclosure Documents, since December 31, 2012, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

EXHIBIT A

(to First Supplement to Note Purchase Agreement)

Section 5.4 Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the First Supplement contains (except as noted therein) complete and correct lists (1) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary and (2) of Company’s directors and senior officers.

Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5 to the First Supplement. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule 5.5 and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.12 Compliance with ERISA.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multi-employer Plans), determined as of the end of such Plan’s most recently ended plan year in such Plan’s most recent actuarial valuation report on the basis of the actuarial assumptions specified for funding purposes in such report, did not exceed the aggregate value of the assets of such Plan as reflected in such Plan’s most recent actuarial valuation report allocable to such benefit liabilities as reflected in such Plan’s most recent actuarial valuation report by more than $50,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meanings specified in Section 3 of ERISA.

Section 5.13 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2013-A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 50 other Institutional Investors of the type described in clause (c) of the definition thereof, each of which has been offered the Series 2013-A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2013-A Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2013-A Notes to finance or refinance a portion of the acquisition consideration of the Equitable Transaction and for other general limited liability company purposes. No part of the proceeds from the sale of the Series 2013-A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR

E-A-2

221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15 Existing Debt; Future Liens.

(a) Except as described therein, Schedule 5.15 to the First Supplement sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 9, 2013 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guarantee Obligations relating thereto, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15 to the First Supplement, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

Section 5.17 Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, or the ICC Termination Act of 1995, as amended. Neither the Company nor any Subsidiary is subject to regulation under federal or state law as a public utility except that Peoples and the Equitable Companies are subject to regulation as a public utility under Pennsylvania law, Kentucky law and West Virginia law. Peoples has complied and is in compliance with (a) all applicable state utility laws, regulations and orders and (b) any other federal or state laws, regulations and orders applicable to it as a public utility or gas utility, except in each case for instances of noncompliance that, individually and in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.

Section 5.21 Solvency. The Company is, and after giving effect to the Equitable Transaction and the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be and will continue to be, Solvent.

E-A-3

FORM OF SERIES 2013-A NOTE, TRANCHE 1

PNG COMPANIES LLC

2.43% Series 2013-A Senior Secured Note, Tranche 1, due December 19, 2017

No. R2013-A-1-_______	________ __, 20__
$__________	PPN 73020* AD5

FOR VALUE RECEIVED, the undersigned, PNG COMPANIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein called the “Company”), hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS (or so much thereof as shall not have been prepaid) on December 19, 2017, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.43% per annum from the date hereof, payable semiannually, on the 19th day of June and December in each year, commencing with the June 19 or December 19 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (1) 4.43% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, Modified Make-Whole Amount, Change of Control Premium and Breakage Amount payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount, Modified Make-Whole Amount, Change of Control Premium and Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal offices of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series 2013-A Senior Secured Notes, Tranche 1 (herein called the “Notes”) issued pursuant to the First Supplement dated as of December __, 2013 (the “Supplement”) which supplements that certain Note Purchase Agreement dated as of February 26, 2010 (as amended by that certain First Amendment to Note Purchase Agreement dated as of August 10, 2011 and that certain Second Amendment to Note Purchase Agreement dated as of August 22, 2013, and as from time to time further amended, supplemented or otherwise modified, the “Note Purchase Agreement”), originally between the Company and the respective Purchasers named therein and is entitled to the benefits of the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1(a)

(to First Supplement to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement and/or the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PNG COMPANIES LLC

By
Name:
Title:

E-1(a)-2

FORM OF SERIES 2013-A NOTE, TRANCHE 2

PNG COMPANIES LLC

4.10% Series 2013-A Senior Secured Note, Tranche 2, due December 19, 2023

No. R2013-A-2-_______	________ __, 20__
$__________	PPN 73020* AE3

FOR VALUE RECEIVED, the undersigned, PNG COMPANIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein called the “Company”), hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS (or so much thereof as shall not have been prepaid) on December 19, 2023, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.10% per annum from the date hereof, payable semiannually, on the 19th day of June and December in each year, commencing with the June 19 or December 19 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (1) 6.10% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, Modified Make-Whole Amount, Change of Control Premium and Breakage Amount payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount, Modified Make-Whole Amount, Change of Control Premium and Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal offices of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series 2013-A Senior Secured Notes, Tranche 2 (herein called the “Notes”) issued pursuant to the First Supplement dated as of December __, 2013 (the “Supplement”) which supplements that certain Note Purchase Agreement dated as of February 26, 2010 (as amended by that certain First Amendment to Note Purchase Agreement dated as of August 10, 2011 and that certain Second Amendment to Note Purchase Agreement dated as of August 22, 2013, and as from time to time further amended, supplemented or otherwise modified, the “Note Purchase Agreement”), originally between the Company and the respective Purchasers named therein and is entitled to the benefits of the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1(b)

(to First Supplement to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement and/or the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PNG COMPANIES LLC

By
Name:
Title:

E-1(b)-2

FORM OF SERIES 2013-A NOTE, TRANCHE 3

PNG COMPANIES LLC

4.25% Series 2013-A Senior Secured Note, Tranche 3, due December 19, 2025

No. R2013-A-3-_______	________ __, 20__
$__________	PPN 73020* AF0

FOR VALUE RECEIVED, the undersigned, PNG COMPANIES LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein called the “Company”), hereby promises to pay to ________________, or registered assigns, the principal sum of ________________ DOLLARS (or so much thereof as shall not have been prepaid) on December 19, 2025, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.25% per annum from the date hereof, payable semiannually, on the 19th day of June and December in each year, commencing with the June 19 or December 19 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to the greater of (1) 6.25% or (2) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, Modified Make-Whole Amount, Change of Control Premium and Breakage Amount payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount, Modified Make-Whole Amount, Change of Control Premium and Breakage Amount with respect to this Note are to be made in lawful money of the United States of America at the principal offices of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of the Series 2013-A Senior Secured Notes, Tranche 3 (herein called the “Notes”) issued pursuant to the First Supplement dated as of December __, 2013 (the “Supplement”) which supplements that certain Note Purchase Agreement dated as of February 26, 2010 (as amended by that certain First Amendment to Note Purchase Agreement dated as of August 10, 2011 and that certain Second Amendment to Note Purchase Agreement dated as of August 22, 2013, and as from time to time further amended, supplemented or otherwise modified, the “Note Purchase Agreement”), originally between the Company and the respective Purchasers named therein and is entitled to the benefits of the Note Purchase Agreement. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

EXHIBIT 1(c)

(to First Supplement to Note Purchase Agreement)

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement and/or the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

PNG COMPANIES LLC

By
Name:
Title:

E-1(c)-2

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

To be provided to the Purchasers only.

EXHIBIT 4(f)(i)

(to First Supplement to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL PENNSYLVANIA COUNSEL

TO THE COMPANY

To be provided to the Purchasers only.

EXHIBIT 4(f)(ii)

(to First Supplement to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

To be provided to the Purchasers only.

EXHIBIT 4(f)(iii)

(to First Supplement to Note Purchase Agreement)